                                                                    EXHIBIT 10.3

                           THIS AGREEMENT MADE AS OF
                           THE 28th DAY OF JUNE, 2002



BETWEEN:



                     TULLOW PAKISTAN (DEVELOPMENTS) LIMITED
                   (hereinafter referred to as the "Creditor")



                                     --and--



                         TOREADOR RESOURCES CORPORATION
                    (hereinafter referred to as the "Debtor")

         WHEREAS the Creditor has commenced proceedings against Trans-Dominion Energy Corporation and others in Action No. 9901-16339; in the Court of Queen's Bench of Alberta, Judicial Centre of Calgary, (the "Action");

         AND WHEREAS Trans-Dominion Energy Corporation subsequently amalgamated with Madison Oil Company to form the amalgamated corporation Madison Oil Company;

         AND WHEREAS Madison Oil Company subsequently amalgamated with Toreador Resources Corporation, a body corporate having a place of business in the City or Dallas, in the State of Texas, United States of America, to form the amalgamated corporation Toreador Resources Corporation, the "Debtor" herein;

         AND WHEREAS the Creditor and the Debtor have agreed to terms of compromise of the matters in dispute in the Action, as set out herein;

         NOW THEREFORE in consideration of the covenants set out herein the parties hereto covenant and agree as follows:

1. The matters set forth in the preamble to this Agreement, above, are acknowledged to be true.

2. The Debtor shall pay to Macleod Dixon LLP, in trust for the Creditor the sum of FIFTY THOUSAND DOLLARS ($50,000.00) in United States funds at the time of execution of this Agreement, which funds shall be releaseable from trust immediately.

3. The Debtor shall pay to the Creditor the further sum of THREE HUNDRED AND FIFTY THOUSAND DOLLARS ($350,000.00) in United States funds no later than February 3, 2003. Such funds shall be paid to Macleod Dixon LLP (Attention: Andrew R. Robertson) ("counsel for the Creditor") in trust under trust conditions providing that it shall not be released to the Creditor until a Discontinuance of Action No. 9901-16339 has been filed at the Court of Queen's Bench of Alberta and the executed Release described below bas been provided to the Debtor's counsel.

4. Upon the receipt, no later than February 3, 2003, by counsel for the Creditor of the funds required herein to be paid, the Creditor shall instruct such legal counsel to file promptly a Discontinuance of Action in the Action and deliver promptly to Code Hunter LLP (Attention: David de Vlieger) a filed copy of the said Discontinuance and an executed Release in the form attached hereto as SCHEDULE "A". The Debtor shall instruct Code Hunter LLP to consent to the said Discontinuance without costs payable to any party.

5. In the event that the Debtor does not pay the funds requited on or before February 3, 2003, then the parties agree that the Creditor may discontinue the Action as against Karak Petroleum Pakistan Ltd. and thereafter the proceedings in the Action shall continue according to the schedule set out on the draft Consent Order attached hereto as SCHEDULE "B", and the Debtor and Creditor hereby instruct their legal counsel to consent irrevocably, immediately upon execution of this Agreement, to the said Consent Order and that the Consent Order shall be held by counsel for the Creditor until February 4, 2003 on the following terms:

         (a) If the sum of THREE HUNDRED AND FIFTY THOUSAND DOLLARS ($350,000.00) (as well as the initial FIFTY THOUSAND DOLLARS ($50,000) (U.S. Funds) is not paid on or before February 3, 2003, the Order may be presented to the Court for signature and entry, and

         (b) If the said sum is paid on or before February 3, 2003, then the Order shall not be used.

6. If the Creditor discontinues the Action as against Karak Petroleum Pakistan Ltd., such discontinuance shall be without prejudice to the respective legal positions of the parties to this Agreement.

7. This Agreement shall be governed by the laws of Alberta and, as applicable, the laws of Canada.

         IN WITNESS WHEREOF the parties have executed this Agreement, in counterpart and by facsimile, as of the date first set out above.

                     TULLOW PAKISTAN (DEVELOPMENTS) LIMITED

                             Per: /s/ Graham Martin, Director
                                  ---------------------------------------------

                             TOREADOR RESOURCES CORPORATION

                             Per: /s/ G. Thomas Graves III, President and CEO
                                  ---------------------------------------------

                                  SCHEDULE "A"

                                     RELEASE

         KNOW ALL PERSONS BY THESE PRESENTS that TULLOW PAKISTAN (DEVELOPMENTS) LIMITED, being a body corporate incorporated in Jersey, Channel Islands, having its registered office at Channel House, Green Street, St. Helier, Jersey in the City of London, in the United Kingdom of Great Britain and Northern Ireland, for and in consideration of the sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) in United States Currency, paid by or on behalf of TOREADOR RESOURCES CORPORATION, the receipt and sufficiency whereof being hereby acknowledged, does hereby remise and release, and does forever discharge TOREADOR RESOURCES CORPORATION, as well as TRANS-DOMINION ENERGY CORPORATION and TRANS-DOMINION HOLDING LTD. as well as their successors and assigns (collectively referred to herein as the "RELEASEES"), of and from all actions, causes of action, suits, debts, dues, sums of money, claims and demands whatsoever at law or in equity which it ever had, or now has, or which it, or its successors or assigns hereafter can, shall, or may have against the RELEASEES, or any of them, in relation to any matter or matters or claims whatsoever, including any matter or matters or claims which arise out of or are in any way connected with:

         (a) the matters referred to and alleged in the pleadings filed in Action Number 9901-16339 in the Court of Queen's Bench of Alberta, Judicial Centre of Calgary,

         (b) that Joint Operating Agreement made the 21st day of July, 1987 between Ranger Oil Limited, Sabre Petroleum Limited and Oil & Gas Development Corporation, as amended and assigned.

         TULLOW PAKISTAN (DEVELOPMENTS) LIMITED acknowledges that the taking of this Release shall not be construed as an admission of any liability on the part of any of the RELEASEES.

         IN WITNESS WHEREOF the undersigned has executed this Release by its officer duly authorized in that behalf as of this ___th day of ___________, 200_.

                     TULLOW PAKISTAN (DEVELOPMENTS) LIMITED

                     Per:
                             ----------------------------------------

                                  SCHEDULE "B"



                                                           Action No. 9901-16339

                    IN THE COURT OF QUEEN'S BENCH OF ALBERTA
                           JUDICIAL CENTRE OF CALGARY



BETWEEN:



                     TULLOW PAKISTAN (DEVELOPMENTS) LIMITED

                                                                       Plaintiff

                                      -and-



         TRANS-DOMINION ENERGY CORPORATION, TRANS-DOMINION HOLDING LTD.
                        AND KARAK PETROLEUM PAKISTAN LTD.

                                                                      Defendants


BEFORE THE HONOURABLE             )   At the Courthouse, in the City of Calgary,
JUSTICE                           )   in the Province of Alberta, on _________,
IN CHAMBERS                       )   the ___ day of _________, 2003



                                  CONSENT ORDER



         UPON the application of Counsel for the Plaintiff; AND UPON noting the consent endorsed thereon by Counsel for the Defendant, Trans-Dominion Energy Corporation and Trans-Dominion Holding Ltd.; AND UPON BEING ADVISED that the Defendant, Karak Petroleum Pakistan Ltd., is in bankruptcy proceedings in the Isle of Man, British Isles; IT IS HEREBY ORDERED as follows:

1. The Defendant Trans-Dominion Energy Corporation shall provide answers to all undertakings given by its representative at Examinations for Discovery no later than Friday, February 14, 2003.

2. Examinations for Discovery by both Plaintiff and Defendants on matters arising out of undertakings shall be completed on or before March 31, 2003.

3. A pre-trial conference shall be arranged for the first date following March 31, 2003 as is convenient to the Court's schedule as well as counsel for the Plaintiff and the Defendant, Trans-Dominion Energy Corporation and Trans-Dominion Holding Ltd.

4. The Plaintiff's discontinuance of its claim against Karak Petroleum Pakistan Ltd. shall be without prejudice to its claim against the remaining Defendants.

5. The parties are given leave to return to the Court for any further Order as may be necessary to achieve the expeditious trial of this matter.

                                    -----------------------------------------
                                    J.C.Q.B.A

Entered this ___ day of ____________, 2002

-----------------------------------------
Clerk of the Court

CONSENTED TO this __day of July, 2002.

MACLEOD DIXON LLP

Per:
         -----------------------------------
         Andrew R. Robertson
         Solicitors for the Plaintiff

CODE HUNTER LLP

Per:
         -----------------------------------
         David de Vlieger
         Solicitors for the Defendants,
         Trans-Dominion Energy Corporation
         and Trans-Dominion Holding Ltd.

Action No. 9901-16339
--------------------------------------------------------------------------------

                          IN THE COURT OF QUEEN'S BENCH
                                   OF ALBERTA
                           JUDICIAL CENTRE OF CALGARY

--------------------------------------------------------------------------------

BETWEEN:

                                 TULLOW PAKISTAN
                             (DEVELOPMENTS) LIMITED

                                                                       Plaintiff

                                      -and-

                              TRANS-DOMINION ENERGY
                           CORPORATION, TRANS-DOMINION
                                  HOLDING LTD.
                               AND KARAK PETROLEUM
                                  PAKISTAN LTD.

                                                                      Defendants

--------------------------------------------------------------------------------

                                  CONSENT ORDER

--------------------------------------------------------------------------------







                                Macleod Dixon LLP
                             Barristers & Solicitors
                           3700, 400 - Third Avenue SW
                            Calgary, Alberta T2P 4H2

                               Andrew R. Robertson
                               Telephone: 267-8287
                              Telecopier: 264-5973

                                 File No. 169951